UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2011

Commission File No. 0-11178

           UTAH MEDICAL PRODUCTS, INC.
(Exact name of Registrant as specified in its charter)

UTAH	87-0342734
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

7043 South 300 West
                Midvale, Utah  84047
Address of principal executive offices

Registrant's telephone number:      (801) 566-1200

ITEM 7.01 Regulation FD Disclosure

On March 18, 2011, Utah Medical Products, Inc. announced that it has purchased all of the common shares of Femcare Holdings Limited of the United Kingdom, including its trading subsidiaries, Femcare-Nikomed Ltd. of Southampton, England and Femcare Australia.  A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTAH MEDICAL PRODUCTS, INC.
REGISTRANT

Date: 03/18/2011	By: /s/ Kevin L. Cornwell
Kevin L. Cornwell
CEO

EXHIBIT INDEX

Index
Number	Description

99.1	Press release issued March 18, 2011: Utah Medical Products, Inc. Acquires Femcare Group Limited